Supplement dated January 29, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Adaptive Risk Allocation Fund	10/1/2015
Columbia Global Inflation-Linked Bond Plus Fund was liquidated today. Accordingly, effective immediately, references to and information about Columbia Global Inflation-Linked Bond Plus Fund are removed from Appendix A, and the eighth paragraph under the caption "Principal Investment Strategies" in the More Information About the Fund section is hereby replaced with the following:
The Fund may invest in the securities and instruments described herein directly or indirectly through investments in other mutual funds, real estate investment trusts, closed-end funds and exchange-traded funds (ETFs) (including both leveraged and inverse ETFs) managed by third parties or the Investment Manager or its affiliates. In particular, the Fund currently expects to invest significantly in Columbia Commodity Strategy Fund and Columbia Real Estate Equity Fund but may also invest significantly in other underlying funds. Depending on current and expected market and economic conditions, the Fund may invest all of its assets in underlying funds.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP214_05_004_(01/16)